UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2015

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2015, Arthur Laffer and James Dondero were appointed to the Board of Directors (the “Board”) of NexPoint Residential Trust, Inc. (the “Company”). Mr. Laffer was also appointed Chairman of the Compensation of the Board. In connection with the appointment of Mr. Laffer and Mr. Dondero, the Board approved an increase in the size of the Board from three to five members.  Mr. Dondero was also appointed as Chairman of the Board.

In connection with being appointed to the Board, Mr. Laffer and Mr. Dondero each entered into the Company’s standard indemnification agreement, the form of which was filed as an exhibit to the Company’s registration statement on Form 10, as amended (Registration No. 001-36663) (the “Registration Statement”).

There are no arrangements or understandings between Mr. Laffer and Mr. Dondero and any other person pursuant to which they were selected to serve on the Board. There also are not any relationships between Mr. Laffer and Mr. Dondero and the Company that would require disclosure under Item 404(a) of Regulation S-K, except the previously disclosed relationship of Mr. Dondero with the Company’s adviser, NexPoint Real Estate Advisors, L.P. (the “Adviser”). As disclosed in the Registration Statement, Mr. Dondero is the co-founder and president of Highland Capital Management, L.P., founder and president of NexPoint Advisors, L.P. and chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero.  Highland, NexPoint Advisors and NexBank are all affiliates of the Advisor.  The Company will pay its Adviser a management fee and administrative fee as previously disclosed in the Company’s Registration Statement.

On May 8, 2015, the Board also adopted a director compensation policy, in which all non-management directors, including Mr. Laffer, will participate. The director compensation policy is as follows:

•	each non-management director will receive an annual director’s fee payable in cash equal to $45,000;
•	the chair of the Audit Committee will receive an additional annual fee payable in cash equal to $15,000;
•	the chair of the Compensation Committee will receive an additional annual fee payable in cash equal to $7,500;
•	the chair of the Nominating and Corporate Governance Committee will receive an additional annual fee payable in cash equal to $7,500; and
•	the Lead Independent Director will receive an additional annual fee payable in cash equal to $10,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 (File No. 001-36663), filed on January 9, 2015)
99.1	Press release dated May 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive VP-Finance and Treasurer

Date:  May 13, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 (File No. 001-36663), filed on January 9, 2015)
99.1	Press release dated May 12, 2015